Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
August 4, 2009
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D Merrill Lynch IRA Annuity — Registration No. 333-91098 Merrill Lynch Investor Choice — IRA Series — Registration No. 333-119364
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended March 31, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
The American Century Equity Income Fund, SEC File No.: 811-07820
The American Funds — EuroPacific Growth Fund, SEC File No.: 811-03734
BlackRock Value Opportunities Fund, Inc., SEC File No.: 811-02809
PIMCO Funds: Pacific Investment Management Series
          CommodityRealReturn Strategy Fund, SEC File No.: 811-05028
          Low Duration Fund, SEC File No.: 811-05028
          Real Return Fund, SEC File No.: 811-05028
          Total Return Fund, SEC File No.: 811-05028
Van Kampen Mid Cap Growth Fund, SEC File No.: 811-04805
Semi-Annual Report Mailings:
BlackRock Total Return Fund, SEC File No.: 811-02857
BlackRock High Income Fund, SEC File No.: 811-02857
BlackRock Government Income Portfolio, SEC File No.: 811-22061
Oppenheimer Global Fund, SEC File No.: 811-01810
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,

/s/ Darin Smith

Darin Smith
General Counsel